ORGANIZATION AND PRINCIPAL ACTIVITIES	12 Months Ended
Dec. 31, 2025
ORGANIZATION AND PRINCIPAL ACTIVITIES
ORGANIZATION AND PRINCIPAL ACTIVITIES

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Daqo New Energy Corp. (the “Company”) and its subsidiaries are collectively referred to as the Group, which is a manufacturer of high-purity polysilicon for the global solar PV industry. The Company was founded in 2007. The Group manufactures and sells high-purity polysilicon to photovoltaic product manufactures.

The Company’s major operational subsidiary Xinjiang Daqo (“the Subsidiary”) completed the initial public offering (“IPO”) on the Shanghai Stock Exchange’s Sci-Tech Innovation Board on July 22, 2021, and raised net proceeds of approximately $935.0 million, to fund its business operations. Following the IPO, the Company held approximately a total ownership of 80.7% of Xinjiang Daqo, directly and indirectly.

In June 2022, Xinjiang Daqo, received another total gross proceeds of approximately RMB11 billion (an equivalence of $1,640 million) from its private offering on the Shanghai Stock Exchange. Upon completion of the private offering, the Company beneficially owns approximately 72.68% of Xinjiang Daqo. Proceeds from the offering were primarily used for construction of new polysilicon projects in Inner Mongolia in China.

As of December 31, 2025, the Company’s principal subsidiaries are as follows:

		Date of	Equity interest
Name of subsidiaries	Principal Business Activities	Establishment	attributable to the Group
Xinjiang Daqo	Manufacturing of polysilicon	February 2011	72.77%
Inner Mongolia Daqo New Energy	Manufacturing of polysilicon	October 2021	72.77%